Exhibit 99.1

NEWS

MSC REPORTS FISCAL 2021 FIRST QUARTER RESULTS

FISCAL Q1 2021 HIGHLIGHTS

•	Net sales of $771.9 million, a 6.3% YoY decrease
•	Operating income of $53.9 million, or $84.6 million excluding a $26.7 million impairment charge and $4 million in restructuring and other related costs[1]
•	Operating margin of 7.0%, or 11.0% excluding the impairment charge and restructuring and other related costs[1]
•	Diluted EPS of $0.69 vs. $1.18 in the prior year
•	Adjusted diluted EPS of $1.10 vs. $1.21 in the prior year[1]
•	Declared special cash dividend of $3.50 per share on November 17, 2020

MELVILLE, NY and DAVIDSON, NC, January 6, 2021 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM),  "MSC" or the "Company", a premier distributor of Metalworking and Maintenance, Repair and Operations ("MRO") products and services to industrial customers throughout North America,  today reported financial results for its fiscal 2021 first quarter ended November 28, 2020.

Financial Highlights[2]	FY21 Q1		FY20 Q1		Change
Net Sales	$771.9		$823.6		-6.3%
Operating Income	53.9		90.3		-40.3%
% of Net Sales	7.0%		11.0%
Net Income attributable to MSC Industrial	38.5		65.4		-41.2%
Diluted EPS	$0.69	[3]	$1.18	[4]	-41.5%

Adjusted Financial Highlights[1,2]	FY21 Q1		FY20 Q1		Change
Net Sales	$771.9		$823.6		-6.3%
Adjusted Operating Income	84.6		92.9		-8.9%
Adjusted % of Net Sales	11.0%		11.3%
Adjusted Net Income attributable to MSC Industrial	61.7		67.3		-8.4%
Adjusted Diluted EPS	$1.10	[3]	$1.21	[4]	-9.1%

1An explanation and reconciliation of non-GAAP financial measures to GAAP financial measures is presented in schedules following this press release.

2In millions except per share data or as otherwise noted.

3Based on 55.8 million diluted shares outstanding for FY21 Q1.

4Based on 55.4 million diluted shares outstanding for FY20 Q1.

Erik Gershwind, president and chief executive officer, said, “Our fiscal first quarter reflected building momentum for our Mission Critical initiative against the backdrop of a challenging but improving environment. We saw continued sequential improvement in sales of non-safety and non-janitorial product lines, while sales of safety and janitorial products, anchored by our PPE program, grew roughly 20%. That momentum continued into December, which we forecast at 2.4% growth over prior year. Inside of the company, we made solid progress against our growth initiatives. We also saw strong execution on the pricing and purchasing fronts, yielding a 30 basis point sequential improvement in gross margin in the quarter despite a headwind from some large PPE sales.”

Kristen Actis-Grande, executive vice president and chief financial officer, added, “Average daily sales were $12.5 million for the quarter and our gross margin was 41.9%. Operating expenses as a percentage of sales after adjusting for $4.0 million of restructuring and other related costs was flat with the prior year period, despite lower sales levels. This was the result of our Mission Critical program, which delivered $8 million of gross cost out in the quarter. While one quarter does not make a year, I am encouraged by the solid start. Our goal remains $90 million to $100 million of gross cost take out through fiscal 2023 versus fiscal 2019. Our reported operating margin was significantly impacted by a $26.7 million asset impairment charge resulting from growing uncertainty over our ability to secure deliveries of nitrile gloves for which we prepaid in September and have not yet received. We are, of course, pursuing all possible paths to either secure the gloves or a refund of our prepayments. From the outset of the pandemic, we have been successful in procuring critical PPE supplies to support our customers. We remain pleased with our PPE program, which has consisted of hundreds of global supply transactions leading to substantial revenues and the ability to support our customers during the pandemic.”

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2021 FIRST QUARTER RESULTS

Gershwind concluded, “Our company’s sights are set on two goals to be achieved by the end of fiscal 2023: growing at least 400 basis points above the Industrial Production Index and returning ROIC back into the high teens. We have five growth initiatives powering our market share aspirations, and we are executing significant structural cost reductions that we expect will improve operating expenses as a percent of sales by at least 200 basis points. As we move towards the middle of our fiscal 2021, we are encouraged by the momentum that is building inside of the company, and this is evidenced both by improving operating numbers and the increasing pace with which we are operating the business. We are also encouraged by an environment that, while challenging, is showing some positive indicators, with good news on the vaccine and the recently passed stimulus package hopefully improving the economic outlook over the coming quarters.”

Conference Call Information

MSC will host a conference call today at 8:30 a.m. EST to review the Company’s fiscal 2021 first quarter results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada), or 1-412-902-6618 (international).

An online archive of the broadcast will be available until January 13, 2021.

The Company’s reporting date for fiscal 2021 second quarter results is scheduled for April 7, 2021.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(704) 987-5313

About MSC Industrial Supply Co. MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of metalworking and maintenance, repair and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with approximately 1.9 million products, inventory management and other supply chain solutions, and deep expertise from over 75 years of working with customers across industries.

Our experienced team of more than 6,300 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow.

For more information on MSC, please visit mscdirect.com.

Note Regarding Forward-Looking Statements

Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about the impact of COVID-19 on our business operations, results of operations and financial condition, expected future results, expected benefits from our investment and strategic plans and other initiatives, and expected future growth, profitability and ROIC, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this Press Release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include the following, many of which are and will be amplified by the COVID-19 pandemic: the effects of the COVID-19 pandemic, including any future resurgences, on our business operations, results of operations and financial condition; general economic conditions in the markets in which we operate; changing customer and product mixes; competition, including the adoption by competitors of aggressive pricing strategies and sales methods; industry consolidation and other changes in the industrial distribution sector; our ability to realize the expected benefits from our investment and strategic plans, including our transition from a spot-buy supplier to a mission-critical partner; our ability to realize the expected cost savings and benefits from our restructuring activities and structural cost reductions; retention of key personnel and qualified sales and customer service personnel and metalworking specialists; volatility in commodity and energy prices; the outcome of government or regulatory proceedings or future litigation; credit risk of our customers; risk of customer cancellation or rescheduling of orders; difficulties in calibrating customer demand for our products, in particular personal protective equipment or “PPE” products, which could cause an inability to sell excess products ordered from manufacturers resulting in inventory write-downs or could conversely cause inventory shortages of such products; work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers; disruptions or breaches of our information systems, or violations of data privacy laws; risk of loss of key suppliers, key brands or supply chain disruptions; changes to trade policies, including the impact from significant restrictions or tariffs; risks associated with opening or expanding our customer fulfillment centers; litigation risk due to the nature of our business; risks associated with the integration of acquired businesses or other strategic transactions; financial restrictions on outstanding borrowings; our ability to maintain our credit facilities; interest rate uncertainty due to LIBOR reform; failure to comply with applicable environmental, health and safety laws and regulations; and goodwill and intangible assets recorded as a result of our acquisitions could be impaired. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2021 FIRST QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands)

	November 28,	August 29,
	2020	2020
ASSETS	(unaudited)
Current Assets:
Cash and cash equivalents	$53,104	$125,211
Accounts receivable, net of allowance for credit losses	493,693	491,743
Inventories	521,299	543,106
Prepaid expenses and other current assets	80,222	77,710
Total current assets	1,148,318	1,237,770
Property, plant and equipment, net	297,780	301,979
Goodwill	677,891	677,579
Identifiable intangibles, net	102,552	104,873
Operating lease assets	56,379	56,173
Other assets	3,733	4,056
Total assets	$2,286,653	$2,382,430

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Current portion of debt including obligations under finance leases	$23,225	$122,248
Current portion of operating lease liabilities	20,459	21,815
Accounts payable	143,520	125,775
Dividends payable	197,712	—
Accrued expenses and other current liabilities	129,073	138,895
Total current liabilities	513,989	408,733
Long-term debt including obligations under finance leases	466,905	497,018
Noncurrent operating lease liabilities	36,180	34,379
Deferred income taxes and tax uncertainties	121,716	121,727
Other noncurrent liabilities	16,976	—
Total liabilities	1,155,766	1,061,857
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A common stock	48	47
Class B common stock	9	10
Additional paid-in capital	702,341	690,739
Retained earnings	547,957	749,515
Accumulated other comprehensive loss	(19,683)	(21,418)
Class A treasury stock, at cost	(106,197)	(103,948)
Total MSC Industrial shareholders’ equity	1,124,475	1,314,945
Noncontrolling interest	$6,412	$5,628
Total shareholders’ equity	1,130,887	1,320,573
Total liabilities and shareholders’ equity	$2,286,653	$2,382,430

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2021 FIRST QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Thirteen Weeks Ended
	November 28,	November 30,
	2020	2019
Net sales	$771,904	$823,601
Cost of goods sold	448,586	476,405
Gross profit	323,318	347,196
Operating expenses	242,684	256,898
Impairment Loss	26,726	—
Income from operations	53,908	90,298
Other income (expense):
Interest expense	(3,356)	(3,171)
Interest income	21	10
Other income, net	651	121
Total other expense	(2,684)	(3,040)
Income before provision for income taxes	51,224	87,258
Provision for income taxes	12,447	21,806
Net income	38,777	65,452
Less: Net income attributable to noncontrolling interest	323	34
Net income attributable to MSC Industrial	$38,454	$65,418
Per share data attributable to MSC Industrial:
Net income per common share:
Basic	$0.69	$1.18
Diluted	$0.69	$1.18
Weighted average shares used in computing net income per common share:
Basic	55,659	55,275
Diluted	55,850	55,444

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2021 FIRST QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Comprehensive Income

(In thousands)

(Unaudited)

	Thirteen Weeks Ended
	November 28,	November 30,
	2020	2019
Net income, as reported	$38,777	$65,452
Other comprehensive income, net of tax:
Foreign currency translation adjustments	2,196	1,606
Comprehensive income	40,973	67,058
Comprehensive income attributable to noncontrolling interest:
Less: Net income	(323)	(34)
Foreign currency translation adjustments	(461)	(140)
Comprehensive income attributable to MSC Industrial	$40,189	$66,884

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2021 FIRST QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Thirteen Weeks Ended
	November 28,	November 30,
	2020	2019
Cash Flows from Operating Activities:
Net income	$38,777	$65,452
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,105	17,025
Non-cash operating lease cost	4,342	5,544
Stock-based compensation	4,238	4,161
Loss on disposal of property, plant, and equipment	296	140
Provision for credit losses	2,503	2,526
Changes in operating assets and liabilities:
Accounts receivable	(3,655)	2,565
Inventories	22,950	20,627
Prepaid expenses and other current assets	(2,168)	(182)
Operating lease liabilities	(4,103)	(5,425)
Other assets	324	669
Accounts payable and accrued liabilities	22,621	(27,990)
Total adjustments	64,453	19,660
Net cash provided by operating activities	103,230	85,112
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(7,893)	(12,689)
Net cash used in investing activities	(7,893)	(12,689)
Cash Flows from Financing Activities:
Repurchases of common stock	(3,159)	(3,009)
Payments of cash dividends	(41,815)	(41,536)
Proceeds from sale of Class A common stock in connection with associate stock purchase plan	963	1,031
Proceeds from exercise of Class A common stock options	5,600	4,533
Borrowings under credit facilities	—	69,000
Payments under credit facilities	(130,000)	(107,000)
Payments on finance lease and financing obligations	(516)	(180)
Other, net	1,269	—
Net cash used in financing activities	(167,658)	(77,161)
Effect of foreign exchange rate changes on cash and cash equivalents	214	230
Net decrease in cash and cash equivalents	(72,107)	(4,508)
Cash and cash equivalents – beginning of year	125,211	32,286
Cash and cash equivalents – end of year	$53,104	$27,778
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$1,605	$1,790
Cash paid for interest	$1,908	$895

Supplemental Disclosure of non-cash Financing Activities
Cash dividends declared, but not yet paid	$195,351	$—

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2021 FIRST QUARTER RESULTS

Non-GAAP Financial Measures

•	Results Excluding Impairment Loss and Restructuring and Other Related Costs

To supplement MSC’s unaudited selected financial data presented consistent with GAAP, the Company discloses certain non-GAAP financial measures, including non-GAAP operating expenses, non-GAAP income from operations, non-GAAP provision for income taxes, non-GAAP net income and non-GAAP diluted earnings per share, that exclude the impairment loss and restructuring and other related costs.

These non-GAAP measures are not in accordance with or an alternative for GAAP and may be different from non-GAAP measures used by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect MSC’s results of operations as determined in accordance with GAAP, and that these measures should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of the Company’s performance.

In calculating non-GAAP financial measures, we exclude the impairment loss and restructuring and other related costs, and the related tax effects, to facilitate a review of the Company’s operating performance on a period-to-period basis, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;
•	the ability to better identify trends in the Company’s underlying business and perform related trend analyses;
•	a better understanding of how management plans and measures the Company’s underlying business; and
•	an easier way to compare the Company’s operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2021 FIRST QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Thirteen Weeks Ended November 28, 2020
(dollars in thousands, except per share data)

	GAAP Measure	Items Affecting Comparability		Non-GAAP Measure
	Total MSC	Restructuring and Other Related Costs	Impairment Loss	MSC Excluding Impairment Loss and Restructuring and Other Related Costs
	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
	November 28, 2020	November 28, 2020	November 28, 2020	November 28, 2020
Net Sales	$771,904	$-	$-	$771,904
ADS Growth %	-6.3%	-	-	-6.3%

Cost of Goods Sold	448,586	-	-	448,586

Gross Profit	323,318	-	-	323,318
Gross Margin	41.9%	-	-	41.9%

Operating Expense	242,684	3,979	-	238,705
Operating Exp as % of Sales	31.4%	0.5%		30.9%

Impairment Loss	26,726	-	26,726	-

Income from Operations	53,908	(3,979)	(26,726)	84,613
Operating Margin	7.0%	-0.5%	-3.5%	11.0%

Total Other Expense	(2,684)	-	-	(2,684)

Income before provision for income taxes	51,224	(3,979)	(26,726)	81,929

Provision for income taxes	12,447	(967)	(6,494)	19,908
Net income	38,777	(3,012)	(20,232)	62,021
Net income attributable to noncontrolling interest	323	-	-	323
Net income attributable to MSC Industrial	$38,454	$(3,012)	$(20,232)	$61,698

Net income per common share:
Diluted	$0.69	$(0.05)	$(0.36)	$1.10

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2021 FIRST QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Thirteen Weeks Ended November 30, 2019
(dollars in thousands, except per share data)

	GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
	Total MSC	Restructuring and Other Related Costs	MSC Excluding Restructuring and Other Related Costs
	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
	November 30, 2019	November 30, 2019	November 30, 2019
Net Sales	$823,601	$-	$823,601
ADS Growth %	-1.0%	-	-1.0%

Cost of Goods Sold	476,405	-	476,405

Gross Profit	347,196	-	347,196
Gross Margin	42.2%	-	42.2%

Operating Expense	256,898	2,571	254,327
Operating Exp as % of Sales	31.2%	0.3%	30.9%

Income from Operations	90,298	(2,571)	92,869
Operating Margin	11.0%	-0.3%	11.3%

Total Other Expense	(3,040)	-	(3,040)

Income before provision for income taxes	87,258	(2,571)	89,829

Provision for income taxes	21,806	(643)	22,449
Net income	65,452	(1,928)	67,380
Net income attributable to noncontrolling interest	34	-	34
Net income attributable to MSC Industrial	$65,418	$(1,928)	$67,346

Net income per common share:
Diluted	$1.18	$(0.03)	$1.21